UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Western Avenue, Suite 502 Seattle, WA	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  775-600-2765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

1.	To elect Directors to serve for the ensuing one-year term until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
James C. Heckman	17,179,891	15,726	-
Joshua Jacobs	17,174,036	21,581	-
Christopher Marlett	17,179,691	15,926	-
Peter Mills	17,187,861	7,756	-

2.	To approve the Company’s 2016 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,143,432	26,262	25,923	-

3.	To approve on an advisory basis the compensation of the Company’s executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,170,708	14,702	10,207	-

4.	To cast an advisory vote to determine the frequency of an advisory vote on executive compensation.

Every 1 year	Every 2 years	Every 3 years	Abstain	Broker Non-Votes
2,229,124	270,257	13,969,953	726,283	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: December 15, 2017	By:	/s/ Martin Heimbigner
Name: Martin Heimbigner Title: Chief Financial Officer